EXHIBIT 99.1

          Dell Reports Preliminary Revenue of $14.4 Billion;
                Preliminary Earnings Per Share of $0.30

     Company Takes Action to Transform Business to Drive Long Term
                        Sustainable Performance


    ROUND ROCK, Texas--(BUSINESS WIRE)--March 1, 2007--Dell
(NASDAQ:DELL) reported preliminary results for the fourth quarter of fiscal year 2007, with revenue of $14.4 billion, operating income of $801 million, and earnings per share of $0.30. Dell ended the quarter with $12.5 billion in cash and investments.

    In the quarter, several items impacted operating income and earnings per share. First, the company will not be paying out the full amount of accrued employee bonuses due to its failure to achieve its operating targets for fiscal 2007. The reduction in the provision for employee bonuses positively impacted operating income and earnings per share by $184 million and $0.06, respectively. Second, costs associated with the ongoing investigations into certain accounting and financial reporting matters reduced operating income and earnings per share by $89 million and $0.03, respectively. And third, a one-time gain on the sale of real estate added $36 million pre-tax to financing and other income, or $0.01 per share.

    "We are disappointed with the company's results, but what matters is our future plan of action. We are systematically moving to increase efficiencies, improve execution and transform the company," said Chairman and CEO Michael Dell. "Our business model will become more aligned with the needs of our customers, which will improve their experience and yield improved growth and profitability for the long-term."

    Transformation Under Way

    The company said it is moving quickly to strengthen its management team, unify business units, and eliminate redundancies, while redeploying resources to drive greater value for customers. The company also said it is moving to shorten product development cycles, make decisions closer to the customer, and develop new approaches to manufacturing and distribution to better reach and serve customers in fast-growing and emerging markets.

    Examples of these changes include the globalization, under new leaders, of Dell's services organization, global operations
(manufacturing, supply chain and procurement) and its global consumer business, including product design and development.

    "We won't achieve our goals overnight, but we will achieve our goals," added Mr. Dell. "We will be known again for strong operating and financial performance and a great experience for our customers. But it will take time to realize the future benefits of the improvements we are making today."

    Strong International Shipments and Growth in Enterprise and
Services Among Highlights

    In the fourth quarter, international unit shipments exceeded U.S. shipments for the first time in company history. This drove the mix of revenue from outside the U.S. to a record 46 percent of Dell's revenues.

    Dell's server offerings, including the new 9G servers featuring Intel and AMD processors, contributed $1.5 billion in revenues on two percent unit growth over the prior fourth quarter. Revenue from storage products was strong globally at $ 0.6 billion. Revenue from mobility products declined two percent to $3.8 billion on a two percent increase in units. Desktop revenues of $4.6 billion declined year on year driven by an 18 percent decline in units. Enhanced services revenues of $1.5 billion benefited from the addition of the company's new Platinum Plus offerings for enterprise customers and Dell on Call for consumers.

    Dell launched Microsoft Vista for Consumers in the quarter, offering systems equipped with the new operating system designed to deliver a rich digital lifestyle experience, combined with secure operations and ease of use.

    Customer Experience Investments Deliver Results

    The company's focus on customer experience yielded positive results in fiscal year 2007. In the U.S., customer satisfaction with Dell technical support improved significantly. The company reduced call transfers, and improved "Resolve in One" first-contact resolution of customer issues. Later this year, Dell will offer online data-migration and backup capability preinstalled by Dell to further strengthen its service and support offerings.

    Company Outlook

    The company is focused on transformational efforts that are designed to yield improving operational results, customer experience, financial performance and shareholder value. These investments in the coming quarters should produce a more optimal balance of growth, profitability and liquidity over the long term. In the next several quarters, however, the company expects that growth and margins will continue to be under pressure as it implements and refines these actions.

    Investigation Update; Preliminary Results Subject to Change

    As previously announced, the U.S. Securities and Exchange Commission (SEC) and the Company's Audit Committee are conducting investigations into certain accounting and financial reporting matters, including the possibility of misstatements in prior period financial reports, and the company previously received a related subpoena from the United States Attorney for the Southern District of New York. Due to questions raised in connection with these ongoing investigations, the Company has not filed the Form 10-Q for its fiscal second quarter ended August 4, 2006, or the Form 10-Q for its fiscal third quarter ended November 3, 2006. As a result, all financial results described in this press release, as well as the previously announced financial results for the second and third quarters, should be considered preliminary, and are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company is in a position to complete these filings. In addition, the preliminary results for the second, third and fourth quarters could be affected by any restatements of prior period financial statements that are required as a result of any conclusions reached by the investigations. No determination has been made as to whether restatements of prior period financial statements will be required.

    The company is not currently able to predict the extent or significance of any such changes, and those changes could materially affect the preliminary results reported herein, as well as the previously announced results for the second and third quarters. The company is working diligently to file the quarterly reports for the second and third quarters, as well as the annual report on Form 10-K for fiscal 2007, as soon as possible. Additional information about the investigations, as well as information about related private litigation, can be found in the Current Report on Form 8-K filed with the SEC concurrent with the issuance of this press release.

    NASDAQ Listing Update

    On February 28, 2007, Dell was informed that the NASDAQ Listing and Hearing Review Council had decided to review the Listing Qualifications Panel's January 17, 2007 decision, and had also stayed any future action by the Panel to delist the company's common stock pending further review by the Council. As a result of this decision, Dell's common stock will remain listed on The NASDAQ Stock Market pending completion of the Council's review. Dell has until May 4, 2007, to submit any additional information it wishes the Council to consider.

    About Dell

    Dell Inc. (NASDAQ:DELL) listens to customers and delivers innovative technology and services they trust and value. Uniquely enabled by its direct business model, Dell is a leading global systems and services company and No. 25 on the Fortune 500. For more information, visit www.dell.com. To get Dell news direct, visit www.dell.com/RSS.

    Special Note

    Statements in this press release that relate to future results and events (including statements about Dell's reported preliminary results and expected future financial and operating performance) are forward-looking statements based on Dell's current expectations. Actual results may differ materially from those estimated in these forward-looking statements because of a number of risks and uncertainties, including: general economic, business and industry conditions; the level and intensity of competition in the technology industry and the pricing pressures that have resulted; the outcome of the ongoing investigations into certain accounting and financial reporting matters that could result in management's determination that restatements of the company's prior period financial statements are required, or management's conclusion that there is a material weakness in the company's internal controls over financial reporting and that disclosure controls and procedures are not effective; Dell's failure to meet NASDAQ requirements for continued listing as a result of its delinquent periodic report filings; litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters, or any restatement of Dell's financial statements; local economic and labor conditions, political instability, unexpected regulatory changes, trade protection measures, tax laws, copyright levies and fluctuations in foreign currency exchange rates; the ability to accurately predict product, customer and geographic sales mix; the ability to timely and effectively manage periodic product transitions; reliance on third-party suppliers for product components, including dependence on several single-source supplier relationships; the ability to effectively manage operating costs; the ability to attract and retain qualified personnel; the level of demand for the products and services Dell offers; the ability to manage inventory levels to minimize excess inventory, declining inventory values and obsolescence; and the effect of armed hostilities, terrorism, natural disasters and public health issues on the economy generally, on the level of demand for Dell's products and services and on Dell's ability to manage its supply and delivery logistics in such an environment. Additional discussion of these and other factors affecting Dell's business and prospects is contained in Dell's periodic filings with the Securities and Exchange Commission.


                              DELL INC.
  Condensed Consolidated Statement of Income and Related Financial
                  Highlights - PRELIMINARY (see Note)
      (in millions, except per share data or as otherwise noted)
                             (unaudited)

                                                   Three Months Ended
                                                      February 2,
                                                        2007 (a)
                                                  --------------------

Net revenue                                                   $14,402
Cost of revenue                                                11,934
                                                  --------------------
    Gross margin                                                2,468
    Total operating expenses                                    1,667
                                                  --------------------
    Operating income                                              801
Investment and other income, net                                  105
                                                  --------------------
Income before income taxes                                        906
Income tax provision                                              233
                                                  --------------------
    Net income                                                   $673
                                                  ====================

Earnings per common share:
    Basic                                                       $0.30
                                                  ====================
    Diluted                                                     $0.30
                                                  ====================

Weighted average shares outstanding:
    Basic                                                       2,230
    Diluted                                                     2,251

Percentage of Total Net Revenue:
--------------------------------------------------
Gross margin                                                     17.1%
Operating expenses                                               11.6%
Operating income                                                  5.5%
Income before income taxes                                        6.3%
Net income                                                        4.7%
Income tax rate                                                  25.7%

Net Revenue by Geographic Region (in billions):
--------------------------------------------------
Americas                                                         $8.8
Europe                                                            3.8
Asia Pacific - Japan                                              1.8

Percentage of Total Net Revenue:
--------------------------------------------------
Americas                                                           61%
Europe                                                             27%
Asia Pacific - Japan                                               12%

Net Revenue by Product Category (in billions):
--------------------------------------------------
Desktop PCs                                                      $4.6
Mobility                                                          3.8
Servers and Networking                                            1.5
Storage                                                           0.6
Enhanced Services                                                 1.5
Software and Peripherals                                          2.4

Percentage of Total Net Revenue:
--------------------------------------------------
Desktop PCs                                                        32%
Mobility                                                           26%
Servers and Networking                                             11%
Storage                                                             4%
Enhanced Services                                                  11%
Software and Peripherals                                           16%


Note: These preliminary results are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company's financial statements for the second, third and fourth quarters of fiscal 2007 are finalized. In addition, these preliminary results could be affected by any restatements of prior period financial statements that are required as a result of conclusions reached by the ongoing investigations concerning certain accounting and financial reporting matters being conducted by the company's Audit Committee and the Securities and Exchange Commission. See "Investigation Update; Preliminary Results Subject to Change" in the accompanying press release.

(a) Results for the three months ended February 2, 2007 include stock-based compensation expense of $74 million, or $50 million ($0.02 per share) net of tax, due to the implementation of Statement of Financial Accounting Standard No. 123 (revised 2004), Share-Based Payments, ("SFAS 123(R)"). Dell implemented SFAS 123(R) using the modified prospective method effective February 4, 2006.


                              DELL INC.
      Financial Highlights -- Continued - PRELIMINARY (see Note)
                             (unaudited)


                                                       February 2,
                                                          2007
                                                   -------------------

Other Information:
--------------------------------------------------
Headcount (approximate)                                        82,200
Average total revenue/unit (approximate)                       $1,590
Cash and investments (in billions)                              $12.5
Commercial paper borrowings (in billions)                        $0.1

Ratios are calculated based on underlying data in thousands.

Note: These preliminary results are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company's financial statements for the second, third and fourth quarters of fiscal 2007 are finalized. In addition, these preliminary results could be affected by any restatements of prior period financial statements that are required as a result of conclusions reached by the ongoing investigations concerning certain accounting and financial reporting matters being conducted by the company's Audit Committee and the Securities and Exchange Commission. See "Investigation Update; Preliminary Results Subject to Change" in the accompanying press release.

    CONTACT: Dell Inc., Round Rock
             Media Contacts:
             Bob Pearson, 512-728-3256
             bob_pearson@dell.com
             or
             Dwayne Cox, 512-728-6236
             dwayne_cox@dell.com
             or
             Investor Contacts:
             Lynn A. Tyson, 512-723-1130
             lynn_tyson@dell.com
             or
             Robert Williams, 512-728-7570
             robert_williams@dell.com